UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  July 31, 1996





                                    Fansteel Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8676                   36-1058780
(State or other jurisdiction       (Commission          (I.R.S. Employer
    of incorporation)              File Number)           Identification Number)





                            Number One Tantalum Place
                             North Chicago, Illinois                60064
                    (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code  (847) 689-4900



                                     None
             (Former name or address, if changed since last report)






                                  FANSTEEL INC.



ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


On July 31, 1996, AST Acquisition Corp., a wholly-owned subsidiary of Fansteel Inc. (the "Registrant"), acquired all of the assets and certain liabilities of American Sintered Technologies, Inc. (AST), a Pennsylvania corporation, pursuant to an Asset Purchase Agreement, dated July 26, 1996, among the Registrant's subsidiary, AST, and the shareholders of AST, a copy of which is filed herewith as Exhibit 2.1 hereto and is incorporated herein by reference.

The cash purchase price was $6,945,906, which price is subject to upward or downward adjustment based on any change in the value of the working capital of AST between such value at December 31, 1995 ($595,462) and that reflected on a balance sheet to be prepared as of July 31, 1996 and delivered promptly following July 31, 1996. In addition to the cash paid at closing, the Registrant's subsidiary will assume $954,094 of low-interest municipal loans. These loans are subject to approval of transfer by the various agencies, which should be completed within 90 days of the close. Any loan not transferred will be paid off by the Registrant.

The nature and amount of the consideration paid for the Assets was determined as a result of arms' length negotiations between the parties. There were no prior material relationships between American Sintered Technologies, Inc. and the Registrant and any of its affiliates, any director or officer of the Registrant or any associate of such officers or directors. Funds for the acquisition were provided from cash-on-hand of the Registrant.

The nature of the business of AST is the manufacture of ferrous and non-ferrous powdered metal components serving the automotive, lawn and garden, plumbing, hardware, and electrical hardware industries. The Registrant presently intends to continue the business of AST in substantially the same manner.



                                  FANSTEEL INC.



ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS


             (a) and     It is impracticable at this time for the
             (b)         Registrant to provide the audited financial
                         statements for and pro forma financial information relative to the acquired business as called for by this Item 7. Such financial statements and information are expected to be filed as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

                    (c)  The following exhibits are filed herewith:

                          2.1 Asset Purchase Agreement, dated July 26,
                              1996, among AST Acquisition Corp.,
                              American Sintered Technologies, Inc.,
                              and the shareholders of American
                              Sintered Technologies, Inc.

                         99.1 Press Release dated July 31, 1996






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                           Fansteel Inc.

                                                           (Registrant)




Date:     August 14, 1996
                                               /s/ R. Michael McEntee
                                                 R. Michael McEntee
                                      Vice President and Chief Financial Officer




                                  EXHIBIT INDEX


The following Exhibits to this report are filed herewith:


          Exhibit                                                Page
          No.                                                    No.

              2.1     Asset Purchase Agreement, dated July 26,      6-49
                      1996, among AST Acquisition Corp.,
                      American Sintered Technologies, Inc., and the shareholders of American Sintered
                      Technologies, Inc.

             99.1     Press Release dated July 31, 1996             50-51